RUSSELL INVESTMENT FUNDS

Supplement dated August 26, 2009 to

STATEMENT OF ADDITIONAL INFORMATION

Funds of Funds

DATED May 1, 2009

As Supplemented through July 14, 2009

In the section entitled “Money Manager Information for the Underlying Funds” in the Fund of Funds SAI, the paragraph regarding Harding Loevner LP under the heading “Russell Emerging Markets Fund” is deleted and replaced with the following:

Harding Loevner LP is a limited partnership, of which approximately 60% is owned indirectly by Affiliated Managers Group, Inc. (NYSE: AMG). The remaining approximately 40% interest is held by management and employees of Harding Loevner, with no individual controlling more than 25%.